                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                                PVF CAPITAL CORP.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Ohio                          0-24948                 34-1659805
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(State or Other Jurisdiction)       (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)

30000 Aurora Road,      Solon,  Ohio                    44139
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(Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (440) 248-7171

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  The following exhibit is filed herewith:

         Exhibit 99.1             Press Release dated July 16, 2003

Item 9.  Regulation FD Disclosure
---------------------------------

     On July 16, 2003, PVF Capital Corp. (the "Company")  issued a press release announcing its unaudited financial results for the quarter and fiscal year ended
June 30,  2003.  A copy of the press  release is  attached  to this Report as an exhibit  and is  incorporated  herein by  reference.  The  attached  exhibit  is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                              PVF CAPITAL CORP.

Date:    July 17, 2003        By:    /s/Jeffrey N. Male
                                     -------------------------------------------
                                     Jeffrey N. Male
                                     Vice President and Secretary

PRESS ANNOUNCEMENT

Date: July 16, 2003

Contact: C. Keith Swaney (440) 248-7171

        PVF Capital Corp. Announces Quarterly Earnings and Cash Dividend

Solon,  Ohio,  July 16/PR  Newswire - First Call/ -- PVF Capital Corp.  (Nasdaq;
PVFC), the parent company of Park View Federal Savings Bank,  announced earnings of $2,058,000,  or $0.36 basic earnings per share and $0.35 diluted earnings per share,  for  the  quarter  ended  June  30,  2003 as  compared  to  earnings  of
$1,897,000,  or $0.32 basic  earnings per share and $0.32  diluted  earnings per share, for the prior year comparable period.

     Earnings  were  $8,096,000,  or $1.40  basic  earnings  per share and $1.38 diluted  earnings per share, for the fiscal year ended June 30, 2003 as compared to $7,173,000,  or $1.24 basic earnings per share and $1.21 diluted earnings per share, for the fiscal year ended June 30, 2002.

     As of June 30, 2003, PVF Capital Corp.  reported  assets of $744.1 million, an increase of $64.4 million, or 9.5%, from the prior fiscal year ended June 30,
2002. Total stockholders'  equity of PVF Capital Corp. was $58.6 million at June
30,  2003.  Return  on  assets  and  return on  equity  were  1.15% and  14.62%, respectively, for the fiscal year ended June 30, 2003.

     On June 24, 2003,  the Board of Directors of PVF Capital  Corp.  declared a quarterly  cash dividend on the  Company's  outstanding  common stock.  The cash dividend  will be in the amount of $0.074 per share payable on August 4, 2003 to the stockholders of record at the close of business on July 25, 2003.

     Visit our web site at www.parkviewfederal.com.

     This press release contains  statements that are  forward-looking,  as that term  is  defined  by the  Private  Securities  Litigation  Act of  1995  or the
Securities and Exchange Commission in its rules,  regulations and releases.  The
Company  intends  that such  forward-looking  statements  be subject to the safe harbors created  thereby.  All  forward-looking  statements are based on current expectation regarding important risk factors including, but not limited to, real estate values and the impact of interest rates on financing. Accordingly, actual results may differ from those expressed in the forward-looking  statements,  and the making of such statements  should not be regarded as a representation by the
Company or any other person that results expressed therein will be achieved.

     PVF Capital  Corp.'s  common  stock trades on the NASDAQ  Small-Cap  market under the symbol PVFC.

                                                                    Exhibit 99.1

 PVF CAPITAL CORP.

                         Summary of Financial Highlights

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                (Unaudited)

 (Dollars in thousands)                              June 30,          June 30,
                                                         2003              2002
                                                  -----------     -------------
ASSETS
------
   Cash and cash equivalents                          $96,751           $14,314
   Investment securities                                   33            55,121
   Loans and mortgage backed securities               616,240           582,527
   Other assets                                        31,044            27,658
                                                     --------           -------
      Total Assets                                   $744,068          $679,620
                                                    =========          ========

LIABILITIES
-----------
   Deposits                                          $526,429          $479,673
   Borrowed money                                     120,123           129,028
   Other liabilities                                   38,913            18,621
                                                     --------           -------
      Total Liabilities                               685,465           627,322
                                                     --------           -------

      Total Stockholders' Equity                       58,603            52,298
                                                     --------           -------
      Total Liabilities and Stockholders' Equity     $744,068          $679,620
                                                    =========          ========

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                           (Unaudited)

                                            Three Months Ended   Twelve Months Ended
                                            ------------------   --------------------
 (Dollars in thousands except per                June 30,             June 30,
  share data)                               ------------------   --------------------
                                            2003        2002         2003        2002

Interest income                           $10,364     $11,599      $43,482     $48,815

Interest expense                            4,764       5,940       20,646      27,061
                                           ------      ------       ------      ------
Net interest income                         5,600       5,659       22,836      21,754

       Provision for loan losses                0         155            0         558
                                            ------      ------       ------      ------
Net interest income after provision
for loan losses                             5,600       5,504       22,836      21,196

Total noninterest income                    1,708       1,030        5,893       3,751

Total noninterest expense                   4,181       3,700       16,509      14,139
                                           ------      ------       ------      ------
Income before federal income tax
provision                                   3,127       2,834       12,220      10,808

        Federal income tax provision        1,069         937        4,124       3,635
                                           ------      ------       ------      ------
Net income                                 $2,058      $1,897       $8,096      $7,173
                                          =======     =======      =======      ======

Basic earnings per share                    $0.36       $0.32        $1.40       $1.24
                                           ======      ======       ======       =====

Diluted earnings per share                 $0.35       $0.32        $1.38        $1.21
                                           ======      ======       ======       =====